UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 2, 2019

MUELLER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

150 Schilling Blvd. Suite 100 Collierville, Tennessee	38017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(901) 753-3200

Registrant's Former Name or Address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MLI	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2019, the stockholders of Mueller Industries, Inc. (the “Company”) approved and adopted the Company’s 2019 Incentive Plan (the “2019 Plan”) at the Company’s Annual Meeting of Stockholders.  Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07.  Under the 2019 Plan, subject to adjustment for certain changes in capitalization or other corporate events, the Company is authorized to issue up to 2,000,000 shares of common stock pursuant to equity-based awards, which may be granted to eligible participants in furtherance of the Company’s broader compensation strategy and philosophy.  Awards granted under the 2019 Plan will be granted upon terms approved by the Company’s Compensation and Stock Option Committee and set forth in an award agreement or other evidence of an award.  The 2019 Plan is described in greater detail in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (“SEC”) on March 28, 2019, under the caption “Approval of the 2019 Incentive Plan,” which disclosure is incorporated herein by reference.  The description of the 2019 Plan contained in such proxy statement is qualified in its entirety by reference to the full text of the 2019 Plan, which is attached as Annex 1 thereto and is incorporated herein by reference.
Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2019, the Company held its Annual Meeting of Stockholders, at which four proposals were voted upon. The results of the vote are as follows:

Proposal 1 - Election of directors; the following persons were duly elected to serve, subject to the Company's By-laws, as Directors of the Company until the next Annual Meeting, or until election and qualification of their successors:

	For	Withheld	Broker Non-Votes

Gregory L. Christopher	50,623,131	1,450,821	2,773,560
Elizabeth Donovan	51,664,367	409,585	2,773,560
Paul J. Flaherty	50,818,187	1,255,765	2,773,560
Gennaro J. Fulvio	51,141,713	932,239	2,773,560
Gary S. Gladstein	51,203,078	870,874	2,773,560
Scott J. Goldman	51,345,154	728,798	2,773,560
John B. Hansen	51,480,748	593,204	2,773,560
Terry Hermanson	50,582,827	1,491,125	2,773,560
Charles P. Herzog, Jr.	50,794,029	1,279,923	2,773,560

Proposal 2 - The Company's stockholders approved the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 28, 2019:

For	Against	Abstain
54,311,586	515,162	20,764

Proposal 3 - The Company's stockholders approved an advisory vote on the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
37,424,720	13,794,287	854,945	2,773,560

Proposal 4 – The Company’s stockholders approved the adoption of the 2019 Plan:

For	Against	Abstain	Broker Non-Votes
50,753,122	1,293,736	27,094	2,773,560

Item 8.01	Other Events.

On May 3, 2019, the Company issued a press release announcing that its Board of Directors has declared a regular quarterly dividend of 10 cents per share on its common stock.  The dividend will be payable June 21, 2019, to shareholders of record on June 7, 2019.  A copy of the press release announcing the payment and record dates is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	2019 Incentive Plan (incorporated by reference to Annex 1 to the Company’s definitive proxy statement filed with the SEC on March 28, 2019).

99.1	Press release, dated May 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By:	/s/ Anthony J. Steinriede
Name:	Anthony J. Steinriede
Title:	Vice President, Corporate Controller

Date: May 3, 2019

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